UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): December 14, 2009

BRISTOL-MYERS SQUIBB COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1136	22-079-0350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

345 Park Avenue

New York, NY, 10154

(Address of Principal Executive Office)

Registrant's telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)(c)	On December 14, 2009, Bristol-Myers Squibb Company (the “Company”), announced the appointment and departure of certain officers as follows:

•	Jean-Marc Huet, Executive Vice President and Chief Financial Officer, will resign from the Company effective December 31, 2009.

•

Charles A. Bancroft will be appointed as Acting Chief Financial Officer of the Company, effective January 1, 2010. He will become a member of the Management Council, the Company’s senior-most leadership team. Mr. Bancroft, 50, has worked for the Company for twenty-five (25) years and has held positions of increasing responsibility within the finance organization, including international assignments and senior leadership positions in the global pharmaceutical business. He has been in his current role as Vice President, Finance for Bristol-Myers Squibb’s worldwide pharmaceuticals group since October 2005. From January 2002 until October 2005, Mr. Bancroft served as Vice President, Finance International for Bristol-Myers Squibb’s worldwide pharmaceuticals group.

There are no arrangements or understandings between Mr. Bancroft and any other persons pursuant to which Mr. Bancroft was selected as an officer. There are no related party transactions between the Company and Mr. Bancroft.

A copy of the press release dated December 14, 2009 announcing Mr. Huet’s departure and Mr. Bancroft’s appointment as Acting Chief Financial Officer is attached hereto as Exhibit 99.1.

(e)	Effective January 1, 2010 and in connection with Mr. Bancroft’s promotion to Acting Chief Financial Officer of the Company, Mr. Bancroft will receive the following compensation:

•	An annual base salary of $500,000;

•

An annual discretionary incentive payment under the Company’s Senior Executive Performance Incentive Plan or any successor annual bonus plan based on a target bonus opportunity of 80% of his base salary based on the attainment of one or more pre-established performance goals established by the Board or a Board Committee;

•

Participation in the standard annual long-term incentive award program, including eligibility to receive grants of restricted stock units and performance shares, the terms of which will be based on the Company’s standard form of equity award agreements under the Company’s 2007 Stock Award and Incentive Plan; and

•	Change-in-control benefits in the same form as provided to other Named Executive Officers of the Company.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated December 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bristol-Myers Squibb Company

Dated: December 17, 2009	By:	/S/ SANDRA LEUNG
	Name:	Sandra Leung
	Title:	Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated December 14, 2009.